Events after the balance sheet date	12 Months Ended
Dec. 31, 2018
Events After Reporting Period [Abstract]
Events after balance sheet date
Events after the balance sheet date
Equity Offering
As of March 14, 2019, the Company had issued an aggregate of 1,979,074 common shares under the "At-the-market" agreement with AGP for a total amount of $978,415.
Redomestication
On January 24, 2019, the Company's board of directors determined that it would be in the Company's best interest to change its legal seat and jurisdiction of incorporation, respectively, from Switzerland to Bermuda pursuant to the Redomestication. the Company's shareholders approved the Redomestication and adopted the Memorandum of Continuance and the Bye-laws at an extraordinary general meeting of shareholders held on March 8, 2019. The Company expects to effect the Redomestication prior to the end of March 2019.